The Parnassus Fund
                                Quarterly Report
                                 March 31, 1998

                                                                    May 4, 1998


Dear Shareholder:


     As of March 31, 1998, the net asset value per share (NAV) of The Parnassus Fund was $38.16 so the overall return for the quarter was 6.77%. This compares to a return of 13.95% for the S&P 500 and 12.83% for the average growth fund according to Lipper Analytical Services. Normally, I would be very happy with a return of 6.77% for a quarter since this is equivalent to a return of about 30% on an annualized basis. However, the market continues to race ahead at breathtaking speed and we couldn't keep up with it for the first three months of the year.


     Below you will find a table summarizing our average annual returns as of March 31, 1998 for the one, five and ten-year periods. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).


                              Average Annual                Average Annual
                                 Total Return               Overall Return

     One Year                       28.08%                       32.73%

     Five Years                     13.44%                       14.25%

     Ten Years                      14.27%                       14.68%

     Returns for average growth fund supplied by Lipper Analytical Services.

     Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost


     In my view, the market as a whole is not only fully valued, but somewhat overvalued. I expect there will be some kind of correction this year with the market dropping as much as 10% at some point. Naturally, there's no way of knowing for sure if and when this downdraft will occur so it doesn't make sense to pull out of the market and hope to buy back in when the averages are lower. For the last few years, the market has been climbing higher than all expectations and an investor who pulled out of the market to wait for lower prices would still be waiting today.


     I believe the best strategy is to stay invested even when the market is fully-priced or even overpriced. This is what we're doing, but we're putting our money in some of the few companies that are still undervalued. In fact, one of the principal reasons we underperformed the market this quarter is because most of our companies were out of favor and did not move up as much as the hotter sectors of the market. Before year-end, though, we hope that our undervalued companies will catch up with and perhaps even surpass the market averages.


Performance Of Individual Companies


     There were seven companies that hurt our performance the most during the quarter. Genus dropped 34.0% to $2.13 a share because of the Asian financial crisis. The company makes equipment for use in semiconductor manufacturing and last year over half its sales were from Korea.


     Broderbund, the software house with best-selling titles like Myst, Riven and the Carmen San Diego series, dropped 28.8% as its stock settled at $18.25. Although Riven, its new game release, is a runaway hit with sales of 1.6 million copies since its introduction last fall, market share has fallen off in its other product lines and Broderbund's overhead is still too high.


     Cannondale, the maker of high quality bicycles, saw its stock drop 23.9% as it hit $16.56 by quarter's end. Sales have been much slower than anticipated and inventory has built up at the dealer level.


     We sold Protocol Systems during the first quarter after the company announced disappointing results and indicated that expenses would increase substantially as new salespeople were hired in an effort to increase revenue.
Protocol has excellent medical monitoring technology and offers hospitals substantial cost savings, but the company is just too small to fund the selling effort to penetrate the market. The stock dropped 22.3% from the first of the year until we sold it at $7.82. Our average cost for Protocol was $9.20 and we held the position for about nine months so we lost 15.0% during the holding period. Despite the loss, we did learn an important lesson. Companies with exciting technologies may seem very promising, but unless they have the financial resources and the know-how to market their products, they may not be good investments.


     Centigram, a telecommunications firm, declined 21.8% as its stock dropped to $13.25. New product delays, postponed orders and turnover of salespeople all contributed to a poor quarter.


     Read-Rite dropped 12.3% during the quarter as its stock went to $13.81. The company makes recording heads for the hard disk drive industry and, at the present time, there is more supply than demand and there is excess inventory of hard disks. Read-Rite's stock price reflects this situation and it has come down from $36 in February of 1997 to $13.81. We bought the stock after most of the decline at an average cost of $14.71. By the end of the year, we expect conditions to have improved and the stock price should climb to much higher levels.


     Adaptec dropped 10.3% during the quarter to $19.63 a share. The company manufactures devices that improve the flow of data between the central processing unit of a personal computer and peripheral products such as disk drives. Adaptec has been affected by the excess inventories in the personal computer market and in the disk drive industry. In this regard, it faces a similar situation to that of Read-Rite. Adaptec traded as high as $54 a share in October of last year so today's price more than reflects current difficulties (our cost is $21.59 a share). We expect conditions to improve substantially by the end of the year and Adaptec's stock price should climb higher.

Companies Showing Strong Performance


     Advanced Micro Devices (AMD) gained 62.6% to hit $29.06 by the end of the quarter. Last year, AMD traded in the low 40's on the strength of its then new K-6 chip that had the same power as Intel's new chip. Although the K-6 prototypes had excellent performance, production problems caused yields to suffer at AMD and the stock dropped to around $20 a share. The stock made a comeback after recent reports showed better manufacturing yields and an agreement with IBM to help AMD with its production.


     The Money Store, a home and small business lender, climbed 50.3% as its stock hit $31.94 on a takeover offer from First Union Bank. Building Materials Holding Company gained 29.8% as its stock moved up to $13.63. Its lumber yards did well in the first quarter as housing starts stayed strong because of the strong economy and low interest rates.


     St. John Knits, the quality women's clothing manufacturer, gained 18.1% as its stock ended the period at $47.25. Strong sales and good management kept the company performing well.


     Amgen, the biotechnology company that makes Epogen and Neupogen for stimulating the production of red and white blood cells, went up 12.5% during the quarter. More liberal federal reimbursement policies for their drugs contributed to the stock price increase.


Outlook And Strategy


     Although we lagged the market by a substantial margin during the first quarter, I'm quite optimistic for the year as a whole. As I indicated at the beginning of this report, I think that the market as a whole is overvalued and we're due for some kind of correction. Nevertheless, there are two important industries where stocks are quite undervalued: disk drives and semiconductor capital equipment. A substantial portion of our portfolio is invested in these two industries and if their stock prices rebound, the Fund should do very well.


     Stock prices in the semiconductor capital equipment industry are depressed right now because of the Asian financial crisis. Although most of the more sophisticated semiconductors (such as the microprocessors that run personal computers) are designed and manufactured in the United States, most of the commodity semiconductors (such as memory chips) are made in Asia. Because the supply of memory chips is greater than demand in today's markets, manufacturers are losing money. Given these losses and the Asian financial crisis, semiconductor manufacturers have greatly reduced their purchases of capital equipment.

     By the end of the year, I expect manufacturers to step up their purchases of capital equipment. Although there's no guarantee that the Asian financial crisis will be over by the end of the year, chances are that things will be much better. Even if they're not, manufacturers will still have to increase purchases of new equipment if they want to stay competitive with current technology. Semiconductor equipment companies now in our portfolio that should benefit are Applied Materials, ADE, Electro Scientific Industries, FEI Corporation, Genus, Helix and Lam Research.


     Our thinking is similar with the hard disk drive industry. The cause of this industry's troubles, though, is not the Asian financial crisis, but rather too much of a good thing. In 1997, disk drive manufacturers had to put their products on allocation since there was more demand than supply. To meet this demand, they increased capacity and new competitors moved into the industry. Disk drive capacity had an enormous expansion due to a huge backlog of orders from their customers, primarily personal computer makers.


     Finding themselves in a situation where they couldn't get enough disk drives to meet their needs, computer makers started to double and even triple orders. These multiple orders gave the disk drive companies false signals that exaggerated demand and they increased capacity accordingly. Soon, supply was plentiful and disk drives were no longer on allocation. Since they no longer were desperate, computer makers stopped double and triple ordering and the backlog of orders disappeared. Soon, the disk drive makers found themselves with too much production capacity. This was the situation that prevailed at the end of 1997.


     Since that time, disk drive makers have reduced capacity. At some point, inventories will come down to very low levels and demand should once again exceed supply. My view is that this will happen late this year or very early next year.


     When this happens, prices will firm, sales will increase and disk drive makers will start making money again. Stock prices of these companies will also rise. Companies in the portfolio that either manufacture disk drives or sell components to the disk drive industry are Quantum Corporation, Western Digital, Read-Rite and Adaptec.


Company Notes


     LSI Logic held its eighth annual Classic Run on Sunday, April 26. Proceeds estimated at more than $50,000 will go to the Milpitas Unified School District. Winners in the male, female and wheelchair divisions will receive prizes.


     Petco, a pet supply store chain, sponsors Adopt-a-Pet days in conjunction with the Society for the Prevention of Cruelty to Animals (SPCA) and other animal welfare groups. The company also sponsored a telethon that raised $300,000 for the San Diego Humane Society. Petco is also in the process of organizing a national Adopt-a-Pet Day. It also sponsored a Long Beach Pet Walk to benefit AIDS organizations.

Shareholder Meeting


     About 200 people attended the shareholders meeting on March 26 at the Sheraton-Palace Hotel in San Francisco. I really enjoyed the opportunity to meet with shareholders and talk about the Fund. It felt like a family reunion.


     Although 200 people represents only about 1% of our 22,000 shareholders, that's a large turnout in the world of mutual fund shareholder meetings. Turnout for most mutual funds is usually less than a dozen people and meetings are usually held during the day so working people can't attend. We held ours in the evening and we also had a great buffet dinner.


     As of the record date of January 5, 1998, there were 9,458,948 shares outstanding and 68.79% of the shares outstanding were represented at the meeting in person or by proxy.


     As you know, we consolidated the boards of The Parnassus Fund and The Parnassus Income Fund (now known as The Parnassus Income Trust). While there are still two separate Boards of Trustees, the same nine people will serve on both boards. Below are the results of the balloting with the first column being the percentage each candidate received as a percentage of those voting and the second column being the percentage of all shares outstanding. The third column represents the percentage withheld as a percentage of those voting and the fourth column being the percentage withheld of total shares.


Election of Trustees  % of Voted  % of Total  % Voted Withheld  % Total Withheld
--------------------------------------------------------------------------------

Jerome L. Dodson       99.63%       68.54%        0.37%               0.26%

David L. Gibson        99.63%       68.54%        0.37%               0.25%

Gail L. Horvath        99.63%       68.54%        0.37%               0.26%

Herbert A. Houston     99.64%       68.55%        0.36%               0.24%

Cecilia C.M. Lee       99.65%       68.55%        0.35%               0.24%

Leo T. McCarthy        99.65%       68.55%        0.35%               0.24%

Donald E. O'Connor     99.66%       68.56%        0.34%               0.23%

Howard M. Shapiro      99.66%       68.56%        0.34%               0.23%

Joan Shapiro           99.66%       68.56%        0.34%               0.23%

     Deloitte & Touche was approved as our auditor for 1998. The firm has been with us since 1987 and they have done an excellent job. The firm was on Fortune magazine's list of best places to work so the company meets our social as well as our financial standards. The vote was as follows:

                    % of Voted           % of Total
For                     94.56%               65.05%
Against                  0.50%                0.34%
Abstain                  4.94%                3.40%
Total                  100.00%               68.79%


     The shareholders meeting was a joint meeting with The Parnassus Income Trust and Proposal #3 applied only to The Parnassus Income Trust. (It changed the objective of the Balanced Portfolio and the name of the Portfolio was changed to the Equity Income Fund.) Proposal #4 related to approving certain changes in the fundamental investment policies and restrictions. The vote was as follows:

4a. Diversification of Assets
                    % of Voted           % of Total
For                     80.69%               55.50%
Against                  2.25%                1.55%
Abstain                  6.55%                4.51%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

4b. Securities Owned by Certain Persons
                    % of Voted           % of Total
For                     79.05%               54.38%
Against                  3.40%                2.34%
Abstain                  7.04%                4.84%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

4c. Restricted Securities
                    % of Voted           % of Total
For                     79.88%               54.95%
Against                  2.57%                1.76%
Abstain                  7.04%                4.85%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

4d. Loans
                    % of Voted           % of Total
For                     78.59%               54.06%
Against                  3.08%                2.12%
Abstain                  7.82%                5.38%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

4e. Warrants
                    % of Voted           % of Total
For                     77.91%               53.59%
Against                  3.26%                2.24%
Abstain                  8.32%                5.73%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

4f. Control
                    % of Voted           % of Total
For                     79.05%               54.38%
Against                  3.48%                2.40%
Abstain                  6.96%                4.78%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

4g. Foreign Securities or Currencies
                    % of Voted           % of Total
For                     78.36%               53.91%
Against                  4.80%                3.30%
Abstain                  6.33%                4.35%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

     Proposal #5 was a change in the fee schedule of the Investment Advisory Agreement so that the breakpoints leveled off at 0.6% instead of 0.5%. The vote was as follows:

                    % of Voted           % of Total
For                     73.95%               50.87%
Against                  7.53%                5.18%
Abstain                  8.01%                5.51%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%


     Proposal #6 was a change in the investment objective deleting income as a secondary objective of the Fund. Since growth of capital is clearly the focus of the Fund, the change would clarify our investment strategy. The vote was as follows:

                    % of Voted           % of Total
For                     80.91%               55.66%
Against                  2.13%                1.47%
Abstain                  6.45%                4.43%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

     Proposal #7 was a series of technical changes to the Declaration of Trust to update our 14-year old charter. The vote was as follows:

7a. Series and Classes of Shares
                    % of Voted           % of Total
For                     78.25%               53.83%
Against                  2.12%                1.46%
Abstain                  9.12%                6.27%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

7b. Valuation
                    % of Voted           % of Total
For                     79.31%               54.56%
Against                  1.45%                1.00%
Abstain                  8.73%                6.00%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%


7c. Investment Powers
                    % of Voted           % of Total
For                     79.78%               54.88%
Against                  1.12%                0.77%
Abstain                  8.59%                5.91%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

7d. Indemnification
                    % of Voted           % of Total
For                     77.83%               53.54%
Against                  2.85%                1.96%
Abstain                  8.81%                6.06%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%

7e. Authority to Amend
                    % of Voted           % of Total
For                     75.74%               52.10%
Against                  5.27%                3.62%
Abstain                  8.48%                5.84%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%



     Proposal #8 proved to be the most controversial issue at the meeting. It was to change the Fund's investment policies to allow investments in wine producers. It was submitted by John G. Rauck, a shareholder in The Parnassus Fund from San Rafael, California and a general partner in a number of vineyard limited partnerships and the President of the Sonoma County Grape Growers Association. Mr. Rauck wrote us to say that he agreed with almost all of the Fund's social criteria, but he wanted the Fund to consider excluding wine from the ban on investment in alcohol. In his letter, Mr. Rauck acknowledged that wine could be abused just as other alcoholic beverages could be, but he stated that statistics showed that wine (i.e., table wine as opposed to fortified wine) is abused far less often than other alcoholic beverages. He also stated that wine is consumed primarily to enhance the flavor of food and that it is healthful when consumed in moderation.


     The Trustees agreed with some of Mr. Rauck's points, but opposed the resolution because the abuse of alcohol leads to negative social consequences and it was not good policy to invest in a company that produced alcohol.


     One very thoughtful letter we received on the issue came from one of our shareholders, Cristina A. Booker.


     To whom it may concern;

     As a public health student at UC Berkeley, a Parnassus shareholder and a wine lover, I have mixed feelings about proposal #8 of the Proxy Statement.

     My inclination is to vote against investing in wine producers such as Gallo (and other large wine houses) that profit from addiction and suffering. The devastating impact of alcoholism on individuals, families and communities is not worth funding or supporting.

     However, the wine industry has shown integrity that distinguishes it from the beer and liquor producers. One wine association (the name escapes me right now) immediately adopted industry advertising standards put forth by the DANGEROUS PROMISES campaign. This was a far cry from beer producers who refused to comply with DANGEROUS PROMISES' request for advertising without sexist and racist portrayals of people! The wine association is to be commended.

     To avoid the risk of investing in companies whose interests are not socially responsible, we unfortunately lose the opportunity of supporting responsible wine producers. An alternative that would be worth exploring might include investing only in wine makers who are not contributing to easy access to fortified wine and who are aligned with Parnassus' vision.

     I greatly value being part of this dialogue and hope to hear more about this investment issue soon.

                  Sincerely,

                  Cristina A. Booker
                  San Francisco, California


     As with so many issues in life, there are good points on both sides. Both Ms. Booker's ideas and Mr. Rauck's ideas have a lot of merit.


     In any case, the vote on Proposal #8 was closer than the others, but it did lose. The vote was as follows:

                    % of Voted           % of Total
For                     26.31%               18.10%
Against                 55.84%               38.41%
Abstain                  7.34%                5.05%
Broker Non-vote         10.51%                7.23%
Total                  100.00%               68.79%


Size Of Dividend

     On December 19 of last year, the Fund paid a dividend of $8.55 per share. This was the largest dividend in the Fund's history. A number of shareholders (including my mother) complained about the size of the dividend and the resulting tax liability. Since we had a total return of about 30% last year and we sold many of our positions, we had to declare that size of dividend to comply with IRS regulations.


     Some shareholders said that the size of the dividend had thrown off their calculations of their estimated taxes and the result was that the IRS might fine them for underpayment. Since I make estimated tax payments every quarter, the same thing might happen to me. As Bill Clinton would say, "I feel your pain."


     In any case, in the future I will try to warn shareholders if an exceptionally large dividend is about to occur. Although I did indicate in the third quarter report that a large dividend would be coming, I did not quantify it. Although I did not know in October exactly how much the dividend would be, I could have made a reasonable estimate. In the future, I will try to give both advance warning and a reasonable estimate of any large distribution.

Trustees


     I'm very proud of our new Board of Trustees. In terms of quality, I think our board is as good as any in the mutual fund industry. In addition to the biographical information contained in the proxy statement for the shareholders meeting, I would like to give you some background on the eight outside Trustees.


     David Gibson has served as a Trustee of The Parnassus Fund for 12 years, the longest of all the independent Trustees. David is an attorney in private practice specializing in taxation and personal financial planning. His previous experience includes 11 years with the Crown Zellerbach Corporation where he served as tax counsel, and later, as Director of Public Affairs. He also served as senior trial attorney in the San Francisco office of the Internal Revenue Service. For those of you who don't like the IRS, I would like to point out that David was recently named Volunteer of the Month by the San Francisco Bar Association for his pro bono work over the past decade representing community-based organizations and individuals in tax disputes with the California Franchise Tax Board and the IRS. During his tenure with the IRS, David was very involved with drafting regulations for non-profits and he draws on this experience in doing community work. He is active in civic affairs generally and his special interests include senior citizens and environmental protection. We are, indeed, fortunate to have someone of David's stature serving on the Board.


     Gail Horvath has served for two years as a Trustee of The Parnassus Fund. In her other life, she's the co-owner and director of new product development for Just Desserts, the famous San Francisco bakery that has great tasting sweets and is a classic example of a socially responsible business. Previously, Gail served as a director of Continental Savings of America and she's been active in community affairs in San Francisco.


     Herb Houston has served for six years as a Trustee of The Parnassus Income Trust. For over a decade, he's served as Chief Executive Officer of the Haight Ashbury Free Clinics. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and an executive for the Combined Federal Campaign and the United Way of the Bay Area. I serve on the Board of the Haight Ashbury Free Clinics and, in this regard, I've had an opportunity to see how effective Herb is. In my view, he's the best non-profit executive there is.


     Cecilia Lee is new to the Parnassus Family of Funds, but brings a world of great experience. She's President of Ultra Media, a Silicon Valley-based electronics firm. She is active in community affairs with the Stanford Children's Hospital and the Cupertino Children's Choir. She serves as a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the Advancement Board of the West Valley-Mission Community College.


     Another new Trustee is Leo T. McCarthy who brings invaluable experience in government to our board. Leo is the former Lt. Governor of California and Speaker of the State Assembly. He's now President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. Previously, he also served as a Regent of the University of California.

     Donald O'Connor is a retired executive who spent 28 years as Vice President of Operations at the Investment Company Institute, the trade association of the mutual fund industry. During that period he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. His previous experience includes six years with the SEC including four years as Branch Chief of Market Surveillance. Don's presence on the Board will change the dynamics of Trustee meetings. Throughout the history of the Parnassus Funds, I've always been the Trustee who knew the most about the mutual fund industry, but that will now change and I'll have to content myself with being the second most knowledgeable person in the room. Don has tremendous understanding of the mutual fund industry and he'll bring years of rich experience to the Parnassus Funds.


     Howard Shapiro is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. He is Chairman of the Board of the Portland Housing Authority and Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Howard has been on the Board of The Parnassus Income Trust for six years.


     Another Trustee new to The Parnassus Fund, but not to the Parnassus group, is Joan Shapiro who is not related to Howard Shapiro except by friendship and a shared interest in social investing. She's a consultant in development banking, community reinvestment and social investing. For 20 years, she worked with the South Shore Bank of Chicago, the nation's leading development bank, with her most recent position being Executive Vice President. She is a former President of the Social Investment Forum and a Governor of International House at the University of Chicago. She has served as a Trustee of The Parnassus Income Trust since its inception six years ago.


                                    Yours truly,


                                    Jerome L. Dodson


                                    President





     P.S. Parnassus Investments has formed a joint venture with Copper Mountain Advisors of Portland, Oregon. We will manage 401(k) and 403(b) retirement accounts in conjunction with Copper Mountain. If your firm would like to start a retirement program or would like to convert an existing program, please call William Thomason, Director of Portfolio Management at Parnassus. He can be reached at (800) 999-3505.


THE PARNASSUS FUND PORTFOLIO: MARCH 31, 1998*

# of Shares  Issuer                                    Market Value    Per Share
--------------------------------------------------------------------------------
  100,000    Acme Metals, Inc.                       $     918,750      $   9.19
  250,000    ADE Corporation                             4,234,375         16.94
  525,000    Adaptec, Inc.                              10,303,125         19.63
  600,000    Advanced Micro Devices, Inc.               17,437,500         29.06
  120,000    Amgen, Inc.                                 7,305,000         60.88
   50,000    Applied Materials, Inc.                     1,765,625         35.31
  200,000    Broderbund Software, Inc.                   3,650,000         18.25
  580,000    Building Materials Holding Corp.            7,902,500         13.63
  300,000    Cannondale Corporation                      4,968,750         16.56
  500,000    Centigram Communications                    6,625,000         13.25
  100,000    Claire's Stores, Inc.                       2,293,750         22.94
  475,000    Cognex Corporation                         10,153,125         21.38
  450,000    Compaq Computer Corporation                11,671,875         25.94
  300,000    Electronics for Imaging, Inc.               7,800,000         26.00
  500,000    Electro Scientific Industries, Inc.        19,312,500         38.63
  600,000    First Data Corporation                     19,500,000         32.50
  600,000    FEI Company                                 7,500,000         12.50
  205,000    Just For Feet, Inc.                         4,176,875         20.38
   50,000    Galoob Toys, Inc.                             496,875          9.94
  700,000    Genus, Inc.                                 1,487,500          2.13
  600,000    Green Tree Financial Corporation           17,062,500         28.44
  400,000    The Gymboree Corporation                   10,350,000         25.88
  425,000    Helix Technology Corporation                8,500,000         20.00
   80,000    Hewlett-Packard Company                     5,070,000         63.38
   50,000    Houghton Mifflin Company                    1,593,750         31.88
  375,000    In Focus Systems                            3,375,000          9.00
   75,000    Intel Corporation                           5,854,688         78.06
  200,000    Lam Research Corporation                    5,625,000         28.13
  375,000    LSI Logic Corporation                       9,468,750         25.25
  165,000    Mentor Graphics Corporation                 1,619,063          9.81
  275,000    The Money Store, Inc.                       8,782,813         31.94
1,000,000    Morgan Products, Ltd.                       5,500,000          5.50
   50,000    Mylan Laboratories, Inc.                    1,150,000         23.00
  900,000    Oxford Health Plans, Inc.                  13,443,750         14.94
  325,000    Petco Animal Supplies, Inc.                 6,337,500         19.50
  525,000    Quantum Corporation                        11,189,062         21.31
  875,000    Read-Rite Corporation                      12,085,937         13.81
  825,000    Sequent Computer Systems, Inc.             15,056,250         18.25
   50,000    Silicon Graphics, Inc.                        696,875         13.94
  400,000    St. John Knits, Inc.                       18,900,000         47.25
  300,000    Toys "R" Us, Inc.                           9,037,500         30.13
   50,000    West Marine, Inc.                           1,456,250         29.13
  950,000    Western Digital Corporation                16,684,375         17.56
                                                     --------------
                Total Portfolio                      $ 338,342,188
                Short Term Investments
                and Other Assets                     $  28,522,874
                                                     --------------
                    Total Net Assets                 $ 366,865,062
                                                     --------------
                    The Net Asset Value
                    as of March 31, 1998             $       38.16


              * Portfolio is current at time of printing, but composition is subject to change.




                               The Parnassus Fund
                      Distributed by Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com




                This quarterly report must be preceded or accompanied by a current prospectus.